                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKING TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME,
PRINCIPALLY THROUGH AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY
SECURITIES

KEMPER INTERNATIONAL FUND

                 "... We missed the short-term gains offered by
               this bounce (in Southeast Asia and Latin America)
            ... our decision for reduced exposure in these economies
                   was a deliberate attempt to steer clear of
                      some fundamentally weak areas. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of Investments
15
Report of Independent Auditors
16
Financial Statements
18
Notes to Financial Statements
22
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 0.45
CLASS B                                                -0.37
CLASS C                                                -0.37
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*            4.07

--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares when redeemed may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/98   10/31/97
--------------------------------------------------------------------------------

    KEMPER INTERNATIONAL FUND
    CLASS A                         $12.10     $12.68
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS B                         $11.90     $12.50
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND
    CLASS C                         $11.91     $12.51
--------------------------------------------------------------------------------

KEMPER INTERNATIONAL FUND
RANKINGS AS OF 10/31/98

COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY*

                        CLASS A                 CLASS B             CLASS C
--------------------------------------------------------------------------------
    1-YEAR          #370 of 489 funds       #391 of 489 funds  #391 of 489 funds
--------------------------------------------------------------------------------
    5-YEAR          #61 of 145 funds              N/A                  N/A
--------------------------------------------------------------------------------
    10-YEAR         #18 of 36 funds               N/A                  N/A
--------------------------------------------------------------------------------
    15-YEAR          #7 of 12 funds               N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED OCTOBER 31, 1998, KEMPER INTERNATIONAL FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:


                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND  $0.0775     --        --
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN     $0.5500   $0.5500   $0.5500
--------------------------------------------------------------------------------

Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Morningstar has placed Kemper Interna-tional Fund in the foreign stock category. Please consult the prospectus for a description of investment policies.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[DEXTER PHOTO]

STEPHEN DEXTER IS A MEMBER OF SCUDDER KEMPER INVESTMENTS, GLOBAL EQUITY GROUP AND IS CO-LEAD PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND. STEVE HAS GEOGRAPHIC RESPONSIBILITY FOR LATIN AMERICA, AFRICA, CANADA, ASIA, AUSTRALIA AND NEW ZEALAND. HE JOINED SCUDDER KEMPER INVESTMENTS AS AN EQUITY ANALYST IN 1986 AND HAS TWICE BEEN NAMED "BEST OF THE BUY SIDE" BY INSTITUTIONAL INVESTOR. STEVE RECEIVED A BACHELOR'S DEGREE IN ECONOMICS AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF WISCONSIN. HE ALSO GRADUATED FROM THE WISCONSIN APPLIED SECURITIES ANALYSIS PROGRAM.

[SLENDEBROEK PHOTO]

MARC SLENDEBROEK JOINED THE ORGANIZATION IN 1994 AND IS BASED IN THE OFFICE OF SCUDDER KEMPER'S LONDON BASED AFFILIATE, SCUDDER INVESTMENTS (U.K.) LIMITED. AS CO- LEAD PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND HE FOCUSES ON THE EUROPEAN REGION. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS, MARC WAS WITH KLEINWORT BENSON SECURITIES IN LONDON WHERE HE WAS MANAGER OF DUTCH RESEARCH. HE ALSO WORKED FOR ENSKILDA SECURITIES IN LONDON AS AN EQUITY ANALYST. MARC HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN, IN THE NETHERLANDS. HE IS FLUENT IN ENGLISH, DUTCH, GERMAN, SWEDISH AND NORWEGIAN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THIS PAST YEAR WAS MARKED BY VOLATILITY IN INTERNATIONAL MARKETS. STRONG COMPANIES FLOUNDERED AND LEVERAGED FIRMS FLOURISHED, SOMETIMES AGAINST COMMON SENSE. WITH A FOCUS ON THE STRONGER, GROWTH-ORIENTED NAMES THAT SEEMED TO TAKE THE WORST OF THE MARKET BEATINGS, KEMPER INTERNATIONAL FUND UNDERPERFORMED THE INDEX FOR THE PERIOD. CO-LEAD PORTFOLIO MANAGERS STEPHEN DEXTER AND MARC SLENDEBROEK DISCUSS THEIR MANAGEMENT APPROACH AND WHY THEY REMAIN COMMITTED TO IT.

Q     INTERNATIONAL MARKETS HAVE BEEN EXTREMELY VOLATILE THIS PAST YEAR. CAN YOU
GIVE A QUICK OVERVIEW OF WHAT THE COMMOTION WAS ALL ABOUT?

A     Just over a year ago, Japan and other Southeast Asian countries found themselves facing severe financial crises. Dozens of Asian banking systems and finance companies were forced to suspend operations due to bad debt. As these countries struggled against credit concerns and political turmoil, their economies suffered slowing growth and falling corporate profits. Fleeing to safer harbors, investors indiscriminately pulled their dollars from all emerging regions spreading the 'Asian Flu' around the globe. Russia was particularly hard hit. The country defaulted on loans and the government was on the verge of collapse. In an effort to alleviate some of the strain being felt in emerging economies, the International Monetary Fund stepped in with bailout packages for countries that agreed to certain reforms.

      The emerging market melee did reach developed market shores. During the 12-month period, there were times when even these larger markets swung 10 percent in a single day due largely to shifts in investor sentiment. Banking stocks, for example, saw dramatic drops following the Russian debt default due to investor fears that these large institutions would suffer if loans made in emerging regions went unpaid.

Q     KEMPER INTERNATIONAL FUND (CLASS A SHARES, UNADJUSTED FOR ANY SALES
CHARGE) WAS KEEPING PACE WITH ITS BENCHMARK, THE MSCI EAFE INDEX*, THROUGH JULY BUT LOST SIGNIFICANT GROUND IN THE LAST THREE MONTHS OF THE PERIOD. FOR THE 12 MONTHS ENDED OCTOBER 31, THE FUND WAS UP 0.45 PERCENT WHILE THE INDEX WAS UP
9.95 PERCENT. WHAT HAPPENED?

A     Our earlier performance can be largely attributed to the strength of
Europe, which is benefiting from growing corporate profits, increased consumer confidence and a growing equity culture. But markets worldwide took some dramatic turns in the last few months of the period. Nearly all global markets fell sharply in August but then an October rebound allowed recent market dogs to have their day. Latin American and Southeast Asian markets surged; Hong Kong, for example, was up 33 percent in dollar terms for the month.

      We missed the short-term gains offered by this bounce because of our lesser exposure to these markets compared to the index. We were underweight for a couple of reasons. First of all, Kemper International Fund is never highly exposed to emerging markets as a matter of policy but our decision for reduced exposure in these economies was a deliberate attempt to steer clear of

PERFORMANCE UPDATE

some fundamentally weak areas. We saw and continue to see ongoing political and economic strife and eroding fundamentals in these markets, and it remains an area where we have not been willing to put our investors' money at risk.

* The Morgan Stanley Capital International EAFE Index is a generally accepted benchmark of stock market performance in Europe, Australia and the Far East.

Q     WHY DID WE SEE THESE RISKIER COUNTRIES BOUNCE WHILE MORE STABLE COUNTRIES
DROPPED?

A     Much of the bounce was tied to the Federal Reserve Board's interest rate cuts in September and October. Governments in several key world markets, all who seemed to be operating on the assumption that economically ailing countries would benefit from lower interest rates, then mimicked the U.S. cuts. This show of support for our GLOBAL economy by various world governments reignited investor confidence as they moved from larger, highly liquid investments to less established, cyclical companies with what we view as weaker fundamentals. The fund was basically hit on two levels because of this shift: First, we hold the highly liquid, growth-oriented companies that saw the bout of profit taking, and second, we invest in quality companies and, therefore, avoid the cyclical names.

      While this was going on in emerging markets, the more developed regions of the world were being hit as investors reacted to expected down-grades in growth forecasts for all markets.

Q     HOW HAVE YOU MANAGED THE FUND DIFFERENTLY DURING THIS TUMULTUOUS YEAR?

A     We've always focused on the fundamentals of valuation and growth to try to achieve a strong, long-term track record. We don't change the way we run the fund to suit short-term circumstances. When markets fluctuate as they have these last few months, there are going to be times this management style doesn't look its most appealing. But eventually markets stabilize and widen their scope to focus on the long-term fundamentals.

      We're facing a different environment where deflation is a major concern rather than inflation. We haven't experienced this since the 1950s. In a deflationary environment, a company cannot simply increase the cost of its products to boost profit margins. We're looking for companies that are aware of this difference and are adjusting to prosper in this new environment. Management needs to know how to cut costs and use the capital they do have at a greater rate.

Q     WHEN DO YOU EXPECT TO SEE A TRUE TURNAROUND IN THE EMERGING MARKETS?

A     We don't foresee an immediate recovery. The Asian countries need to administer very tough medicine to their financial and banking sectors to try to stabilize the economic footing of these markets. This means a painful restructuring of the banking system as well as a mass restructuring of corporate debt. In Latin America we must see the implementation of an extremely harsh fiscal plan of restraint adopted in Brazil. There have been many bold announcements of restructuring plans in both Southeast Asia and Latin America but so far there has been little implementation.

      Until we see true steps taken to create political, economic and currency stability in the emerging markets, we are likely to steer clear of them. We won't attempt to ride a bucking market trend to try to capture some incremental returns.

Q     WE HAVE TALKED ABOUT WHERE YOU AREN'T INVESTING, BUT COULD YOU TELL US
WHERE YOU ARE CONCENTRATING YOUR INVESTMENTS AND HOW YOUR ALLOCATIONS HAVE CHANGED SINCE THE BEGINNING OF THIS PERIOD?

A     Reflecting our enthusiasm for the European markets, we increased our
European holdings to 75 percent from 64 percent one year ago. Europe is the only major non-U.S. region offering ongoing profit growth, strong consumer spending and continued restructuring in industries to maximize profit margins. This mirrors the restructuring that American companies implemented so successfully in the early 1980s.

      Within Europe our biggest increase was in the United Kingdom. We now hold 21 percent of the fund in the UK, up from 9 percent last year. It has been under-performing the region and, as a result, is offering very attractive stock valuations. The UK has also been cutting interest rates, which should be positive for the economy going forward. Similarly, we increased exposure to France as recent rate cuts are expected to benefit their lagging economy.

      We've cut our Japanese holdings nearly in half, to 7 percent from 12 percent. Japan was just heading into a recession a year ago. Over the course of the year that recession has only worsened and we don't

PERFORMANCE UPDATE

expect to see significant improvement in the near term. We've also completely exited Southeast Asia, eliminating our 1 percent position there. We hold just over 1 percent of the fund in Latin America, down from a 4.3 percent position last year. Finally, we've lowered our Canadian holdings to 4 percent, down from 6 percent. Canada is obviously a politically stable country and we found some good value and growth stories there, but we sold a few Canadian positions to invest the money in Europe where we see better growth opportunities overall.

Q     WHAT ABOUT BUSINESS SECTORS -- WHAT KINDS OF COMPANIES WITHIN THESE
REGIONS LOOK PROMISING, AND CAN YOU SHARE SOME PERFORMANCE STORIES WITH US?

A     In Europe, we are still very attracted to corporate services. This area supports the European trend toward corporate restructuring, a trend that has a lot of room to grow. In the UK, Compass Group, which provides sanitary services and catering services, and Rentokil, a provider of a wide range of corporate services, have been very strong performers. We've also benefited from a few telecommunications holdings, particularly Vodafone in the UK, Telefonica de Espana, a Spanish telephone company, and Telecom Italia, a mobile telecommunications provider. We also like the corporate services area in Japan. Bellsystems 24 is a call center company that has done very well for us. Murata Manufacturing, an electronics components manufacturer, has also been a top performer.

      But we did own some poorer performers as well. Kimberly Clark de Mexico is a very well run consumer products company that we felt could still prosper in a difficult economy but its performance tracked the Mexican market and dropped when emerging markets were hit. Restaurant Brands, the New Zealand franchise-holder of Pizza Hut and Kentucky Fried Chicken also hurt us. In America fast food franchises are relatively recession proof, but we found that in New Zealand people viewed even low-cost dining as a luxury to be eliminated during a recessionary period. Finally, Sony is a company with great management and phenomenal technology that was unfortunately hurt by the global slowdown. The company is still fundamentally very strong so we are holding on to it because, over the long haul, it could reward handsomely.

Q     WITH THE GLOBAL MARKETS IN SUCH DISARRAY, IS THIS STILL A GOOD TIME FOR
INVESTORS TO HOLD INTERNATIONAL EQUITIES?

A     We think so. One very sound reason for investing abroad is Europe. This region is poised to generate superior economic and profit performance versus the United States in the near future. We are seeing a new shareholder focus among European companies that, historically, did not appreciate the value of rewarding investors. These companies are increasing dividend payments, buying back shares and cleaning up the corporate profiles. They're also streamlining operations to focus on business areas of strength while eliminating peripheral businesses dragging down the bottom line. If you consider the success of U.S. corporations that began restructuring in the early 1980s, you see the potential for European companies. Europe is only a year or two into this process. They have a long, long way to go. A similar restructuring trend seems to be kicking-off in Japan as well.

      We recognize that volatile market conditions like those seen during the last 12 months, make it difficult to focus on the significant potential that remains in developed international markets. However, we firmly believe the investor who is comfortable riding through some bumpy market patches will be rewarded as huge economic regions such as Europe and Japan finally hit their full stride.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE OF
                                          1-YEAR   5-YEAR   10-YEAR    CLASS
-----------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS A     -5.31%    6.31%    7.51%     11.49%   (since 5/21/81)
-----------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS B     -3.23      N/A      N/A       6.55    (since 5/31/94)
-----------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS C     -0.37      N/A      N/A       6.94    (since 5/31/94)
-----------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS A
--------------------------------------------------------------------------------

                           Kemper
                        International                  Consumer
                         Fund Class        EAFE          Price
                             A1           Index+        Index++
5/21/81                      9424          10000         10000
                             9515          10071         10089
                             8394           8910         10379
                             9390           9974         10468
                             8311           8828         10523
                             8077           8587         10802
                             8171           8440         10902
                             9651           9888         10869
                            10389          10472         10902
                            11441          11273         11080
                            11901          11558         11214
                            12357          12322         11281
                            13256          14219         11425
                            11495          12559         11548
                            11512          12650         11693
                            11234          13291         11726
                            11648          14571         11849
                            12093          15541         11982
                            13913          17872         12060
                            17515          20830         12172
                            20742          27074         12116
                            21716          29466         12194
                            23956          34037         12272
                            25248          35398         12305
                            27092          43664         12483
                            29491          46771         12639
                            31910          49427         12806
12/31/87                    26877          44224         12851
                            28433          50999         12973
                            28953          48792         13140
                            28660          49137         13341
                            31513          56867         13419
                            32798          57057         13619
                            31749          53569         13820
                            35205          60241         13920
                            37365          63007         14042
                            36886          50584         14332
                            39318          55460         14466
                            32722          43742         14777
                            34564          48392         14900
                            37518          52034         15033
                            36632          49234         15145
                            37644          53498         15278
                            37718          54440         15356
                            37460          48021         15512
                            38061          49081         15613
                            34757          49869         15735
                            35912          47989         15802
                            37446          53787         15991
                            39814          59240         16080
                            44594          63211         16158
12/31/93                    48715          63799         16236
                            46552          66071         16392
                            47003          69491         16481
                            48851          69605         16637
                            46767          68942         16670
                            46381          70280         16860
                            48356          70846         16982
                            52643          73856         17060
                            52828          76906         17094
                            56692          79186         17339
                            58697          80497         17450
                            58257          80457         17572
                            61837          81797         17662
                            62255          80575         17817
                            69010          91094         17851
                            71680          90510         17951
                            67404          83481         17962
                            75781          95824         18062
                            77324          96907         18125
                            63491          83194         18218
10/31/98                    66687          91890         18218

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS B
--------------------------------------------------------------------------------

                           Kemper
                        International                  Consumer
                         Fund Class        EAFE          Price
                             B1           Index+        Index++
5/31/94                   10000.00      10000.00      10000.00
                           9877.13      10144.00      10034.00
                          10236.30      10160.00      10129.00
                           9761.44      10063.00      10149.00
                           9660.39      10259.00      10264.00
                          10054.50      10341.00      10339.00
                          10913.40      10781.00      10386.00
                          10929.00      11226.00      10407.00
                          11701.70      11559.00      10556.00
                          12088.00      11750.00      10624.00
                          11966.00      11744.00      10698.00
12/31/96                  12677.20      11940.00      10753.00
                          12720.40      11761.00      10847.00
                          14069.00      13297.00      10868.00
                          14576.10      13212.00      10929.00
12/31/97                  13684.40      12186.00      10936.00
                          15332.80      13987.00      10997.00
                          15626.40      14145.00      11051.00
                          12803.70      12144.00      11092.00
10/31/98                  13235.80      13413.00      11092.00

                                  [LINE GRAPH]


--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS C
--------------------------------------------------------------------------------

                           Kemper
                        International                  Consumer
                         Fund Class        EAFE          Price
                             C1           Index+        Index++
5/31/94                   10000.00      10000.00      10000.00
                           9858.00      10144.00      10034.00
                          10217.00      10160.00      10129.00
                           9761.00      10063.00      10149.00
                           9660.00      10259.00      10264.00
                          10054.00      10341.00      10339.00
                          10913.00      10781.00      10386.00
                          10929.00      11226.00      10407.00
                          11702.00      11559.00      10556.00
                          12098.00      11750.00      10624.00
                          11966.00      11744.00      10698.00
12/31/96                  12681.00      11940.00      10753.00
                          12735.00      11761.00      10847.00
                          14073.00      13297.00      10868.00
                          14591.00      13212.00      10929.00
12/31/97                  13688.00      12186.00      10936.00
                          15349.00      13987.00      10997.00
                          15642.00      14145.00      11051.00
                          12819.00      12144.00      11092.00
10/31/98                  13451.00      13236.00      11092.00

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 5.75%. for Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. In comparing kemper International Fund Class A shares to the EAFE Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charge is reflected in the performance of the index.

+ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far EAST Index) Is an unmanaged index generally accepted as a benchmark for major overseas markets. Source Is TowersData.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source Is TowersData.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*

A comparison of the fund's top 20 holdings on October 31, 1998 with its top twenty holdings on October 31, 1997

                AT 10/31/98                                  AT 10/31/97
HOLDINGS                              PERCENT      HOLDINGS                 PERCENT
--------------------------------------------       --------------------------------
1.          NOVARTIS                    3.6%       BANK OF IRELAND             3.6%
--------------------------------------------       --------------------------------
2.          BRITISH TELECOM             3.6%       ELF AQUITAINE               3.1%
--------------------------------------------       --------------------------------
3.          GROUPE DANONE               3.4%       NOVARTIS                    3.0%
--------------------------------------------       --------------------------------
4.          GLAXO WELLCOME              3.4%       L.M. ERICSSON               2.7%
--------------------------------------------       --------------------------------
5.          VIAG                        3.2%       BARCLAYS                    2.7%
--------------------------------------------       --------------------------------
6.          KONINKLIJKE AHOLD           2.9%       GLAXO WELLCOME              2.6%
--------------------------------------------       --------------------------------
7.          VEDIOR                      2.8%       AEGON                       2.3%
--------------------------------------------       --------------------------------
8.          TELEFONICA NACIONAL DE      2.6%       PETRO CANADA                2.2%
            ESPANA
--------------------------------------------       --------------------------------
9.          UNILEVER                    2.6%       ROCHE HOLDINGS              2.2%
--------------------------------------------       --------------------------------
10.         COMPASS GROUP               2.4%       TELECOM ITALIA MOBILE       2.2%
--------------------------------------------       --------------------------------
11.         GETRONICS                   2.3%       ING GROEP                   2.1%
--------------------------------------------       --------------------------------
12.         TELECOM ITALIA              2.2%       BRITISH PETROLEUM           2.1%
--------------------------------------------       --------------------------------
13.         GEHE                        2.1%       TELECOM ITALIA              2.0%
--------------------------------------------       --------------------------------
14.         SOCIETE LYONNAISE DES       2.0%       CARREFOUR                   1.8%
            EAUX
--------------------------------------------       --------------------------------
15.         RENTOKIL INITIAL            2.0%       PHILIP SERVICES             1.7%
--------------------------------------------       --------------------------------
16.         MANNESMANN                  1.9%       HUDSON'S BAY CO.            1.6%
--------------------------------------------       --------------------------------
17.         ELECTRIDADE DE PORTUGAL     1.8%       VEBA                        1.6%
--------------------------------------------       --------------------------------
18.         TELEVISION FRANCAISE        1.7%       KONINKLIJKE AHOLD           1.6%
--------------------------------------------       --------------------------------
19.         BAYERISCHE VEREINSBANK      1.7%       SONY CORP.                  1.6%
--------------------------------------------       --------------------------------
20.         ALCATEL                     1.6%       BANCO POPULAR               1.5%
--------------------------------------------       --------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                            NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
EUROPE
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--21.4%                    BBA Group, PLC
                                             MANUFACTURER OF AUTOMOTIVE COMPONENTS
                                             AND INDUSTRIAL MATERIALS                     701,567       $  4,339
                                         British Airways, PLC
                                             PROVIDER OF PASSENGER AND CARGO
                                             AIRLINE SERVICES                             560,000          4,068
                                         British Petroleum, PLC
                                             MAJOR INTEGRATED WORLD OIL COMPANY           400,000          5,872
                                         British Telecom, PLC
                                             TELECOMMUNICATION SERVICES                 1,670,353         21,585
                                         Compass Group, PLC
                                             INTERNATIONAL CATERING GROUP               1,446,500         14,649
                                         Glaxo Wellcome, PLC
                                             PHARMACEUTICAL COMPANY                       654,887         20,346
                                         Hays, PLC
                                             BUSINESS SERVICES                            416,157          6,130
                                         National Westminster Bank
                                             BANK                                         221,151          3,732
                                         (a)Orange PLC
                                             OPERATOR OF DIGITAL MOBILE TELEPHONE
                                             NETWORK                                      523,600          4,869
                                         Reed International, PLC
                                             PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                             AND BUSINESS TO BUSINESS MATERIALS           921,850          7,800
                                         Rentokil Initial, PLC
                                             ENVIRONMENTAL SERVICES COMPANY             1,954,550         12,236
                                         Select Appointments Holdings
                                             RECRUITMENT SERVICES FOR TEMPORARY AND
                                             PERMANENT STAFF                              490,000          4,265
                                         Unilever, PLC
                                             MANUFACTURER OF BRANDED AND PACKAGED
                                             CONSUMER GOODS, FOOD, DETERGENTS AND
                                             PERSONAL CARE PRODUCTS                     1,576,990         15,838
                                         Vodafone Group, PLC
                                             TELECOMMUNICATIONS SERVICES                  569,749          7,606
                                         ---------------------------------------------------------------------------
                                                                                                         133,335
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS--13.7%                       Aalberts Industries
                                             CAPITAL GOODS AND COMPONENTS                 239,170          5,722
                                         Aegon Insurance Group, N.V.
                                             INSURANCE COMPANY                                263             23
                                         Content Beheer
                                             RECRUITMENT SERVICES FOR TEMPORARY
                                             STAFF                                        188,000          3,894
                                         Getronics, N.V.
                                             PROVIDER OF COMPUTER INSTALLATION AND
                                             MAINTENANCE SERVICES                         337,998         14,021
                                         ING Groep, N.V.
                                             INSURANCE AND FINANCIAL SERVICES             154,930          7,497
                                         Koninklijke Ahold, N.V.
                                             INTERNATIONAL FOOD RETAILER                  519,096         17,254
                                         Koninklijke Numico, N.V.
                                             NUTRITIONAL FOOD MANUFACTURER                203,692          8,013
                                         Laurus, N.V.
                                             INTERNATIONAL FOOD RETAILER                   65,560          1,649

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                            NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
                                      (b)Laurus, N.V., scripts
                                             INTERNATIONAL FOOD RETAILER                  163,900       $    412
                                      (b)Nedcon Groep, N.V.
                                             MANUFACTURER OF RACKING SYSTEMS               68,395          1,684
                                         Unique International, N.V.
                                             OPERATOR OF RETAIL CLOTHING STORES,
                                             EMPLOYMENT AGENCIES, TECHNICAL TRADE
                                             SCHOOLS AND ENGINEERING SERVICES             290,227          8,124
                                         Vedior N.V. CVA
                                             TEMPORARY EMPLOYMENT SERVICES                668,287         17,027
                                         ---------------------------------------------------------------------------
                                                                                                          85,320
--------------------------------------------------------------------------------------------------------------------
FRANCE--10.8%                            AXA S.A.
                                             INSURANCE GROUP PROVIDING INSURANCE,
                                             FINANCE AND REAL ESTATE SERVICES              59,903          6,770
                                         Alcatel Alsthom
                                             MANUFACTURER OF TRANSPORTATION,
                                             TELECOMMUNICATION AND ENERGY EQUIPMENT        87,291          9,725
                                         Groupe Danone
                                             PRODUCER OF PACKAGED FOODS AND
                                             BEVERAGES                                     77,033         20,366
                                         Sanofi, S.A.
                                             RESEARCHER AND MANUFACTURER OF HEALTH
                                             CARE PRODUCTS AND BEAUTY AIDS                 50,010          7,830
                                         Societe Lyonnaise des Eaux, S.A.
                                             WATER UTILITY                                 68,500         12,266
                                         Television Francaise
                                             TELEVISION BROADCASTING                       62,600         10,342
                                         ---------------------------------------------------------------------------
                                                                                                          67,299
--------------------------------------------------------------------------------------------------------------------
GERMANY--9.5%                            Bayerische Vereinsbank A.G.
                                             COMMERCIAL BANK                              129,900         10,312
                                         Gehe A.G.
                                             PHARMACEUTICALS DISTRIBUTOR                  166,000         12,476
                                         Mannesmann A.G.
                                             DIVERSIFIED CONSTRUCTION AND
                                             TECHNOLOGY COMPANY                           116,600         11,474
                                         VEBA A.G.
                                             ELECTRIC UTILITY, DISTRIBUTOR OF OIL
                                             AND CHEMICALS                                 95,600          5,338
                                         VIAG A.G.
                                             PROVIDER OF ELECTRICAL POWER AND
                                             NATURAL GAS SERVICES, ALUMINUM PRODUCTS,
                                             CHEMICALS, CERAMICS AND GLASS                 28,300         19,220
                                         ---------------------------------------------------------------------------
                                                                                                          58,820
--------------------------------------------------------------------------------------------------------------------
ITALY--6.0%                           (a)AEM, SpA
                                             ELECTRIC AND GAS UTILITY                   3,240,000          4,408
                                         Assicurazioni Generali, SpA
                                             LIFE AND PROPERTY INSURANCE COMPANY          156,425          5,602
                                         Istituto Mobiliare Italiano, SpA
                                             BANKING AND FINANCIAL SERVICES               564,000          8,672
                                         Telecom Italia, SpA
                                             TELECOMMUNICATIONS, ELECTRONICS AND
                                             NETWORK CONSTRUCTION                       1,872,000         13,535
                                         Telecom Italia Mobile, SpA
                                             CELLULAR TELECOMMUNICATION SERVICES          927,500          5,385
                                         ---------------------------------------------------------------------------
                                                                                                          37,602

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                            NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND--4.8%                        Nestle, S.A.
                                             FOOD MANUFACTURER                              3,520       $  7,479
                                         Novartis, A.G.
                                             PHARMACEUTICAL COMPANY                        12,225         22,008
                                         ---------------------------------------------------------------------------
                                                                                                          29,487
--------------------------------------------------------------------------------------------------------------------
SPAIN--3.9%                              Empresa Nacional de Electricidad S.A.
                                             ELECTRIC UTILITY                             327,938          8,265
                                         Compania Telefonica Nacional de Espana S.A.
                                             TELECOMMUNICATION SERVICES                   353,568         15,964
                                         ---------------------------------------------------------------------------
                                                                                                          24,229
--------------------------------------------------------------------------------------------------------------------
SWEDEN--1.9%                             Astra, A.B.
                                             PHARMACEUTICAL COMPANY                       184,000          2,985
                                         Gambro, A.B.
                                             HEALTHCARE SERVICES AND MEDICAL-
                                             TECHNOLOGY PROVIDER                          198,000          2,209
                                      (a)Industri-Matematik International Corp.
                                             SERVICE SOFTWARE APPLICATIONS                120,000            555
                                         Securitas A.B.
                                             INSTALLS SECURITY SYSTEMS AND PROVIDER
                                             OF GUARD SERVICES                            508,800          6,264
                                         ---------------------------------------------------------------------------
                                                                                                          12,013
--------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.7%                           Electricidade de Portugal, S.A.
                                             ELECTRIC UTILITY                             425,162         10,687
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
IRELAND--1.5%                            Bank of Ireland PLC
                                             BANK                                         498,526          9,213
                                         ---------------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--75.2%                                 468,005
--------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
--------------------------------------------------------------------------------------------------------------------
JAPAN--6.7%                              Bellsystems 24, Inc.
                                             TELEMARKETING FIRM                            27,000          5,196
                                         Fuji Photo Film Co., Ltd.
                                             PRECISION INSTRUMENTS MANUFACTURER           162,000          5,943
                                         Fujitsu Support and Services Inc.
                                             PROVIDER OF INFORMATION SERVICES AND
                                             SUPPORT FOR COMPUTER NETWORK SYSTEMS          60,000          3,015
                                         Murata Manufacturing Co., Ltd.
                                             ELECTRONICS COMPONENTS MANUFACTURER          213,000          7,191
                                         Nidec Corp.
                                             MANUFACTURER OF SMALL-SCALE MOTORS FOR
                                             HARD DISC DRIVES                              67,000          6,107
                                         Nikko Securities Co., Ltd.
                                             LEADING SECURITIES BROKER AND DEALER       1,630,000          4,929
                                         Sony Corp.
                                             CONSUMER ELECTRONIC PRODUCTS
                                             MANUFACTURER                                  83,000          5,277
                                         Uni-Charm Co., Ltd.
                                             LEADING MANUFACTURER OF SANITARY
                                             NAPKINS AND PAPER DIAPERS                     86,700          3,948
                                         ---------------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--6.7%                                       41,606

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                            NUMBER OF SHARES    VALUE
--------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
CANADA--3.5%                             BCE, Inc.
                                             TELECOMMUNICATION SERVICES                   167,000       $  5,661
                                      (a)Boardwalk Equities, Inc.
                                             REAL ESTATE COMPANY                          250,500          2,646
                                         Canadian National Railway
                                             RAILROAD OPERATOR                            103,400          5,163
                                         Petro-Canada
                                             OIL AND GAS COMPANY                          645,300          8,228
                                         ---------------------------------------------------------------------------
                                                                                                          21,698
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.0%                          Leighton Holdings
                                             CONSTRUCTION SERVICES AND CONSULTING       1,525,000          5,662
                                         St. George Bank, Ltd.
                                             COMMERCIAL BANK                            1,059,850          7,069
                                         ---------------------------------------------------------------------------
                                                                                                          12,731
--------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--.3%                         Restaurant Brands
                                             FAST FOOD RESTAURANT CHAIN                 4,475,000          1,943
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--5.8%                               36,372
--------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
--------------------------------------------------------------------------------------------------------------------
MEXICO--1.1%                             Fomento Economico Mexicano S.A. de C.V.
                                             PRODUCER OF BEER AND SOFT DRINKS           1,444,800          3,724
                                         Kimberly Clark de Mexico S.A. de C.V.
                                             PRODUCER OF CONSUMER PAPER PRODUCTS        1,075,400          3,117
                                         ---------------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--1.1%                              6,841
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--88.8%
                                         (Cost: $523,146)                                                552,824
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.51% to 5.71%
INSTRUMENTS--11.2%                       Due--November 1998
                                         Bell Atlantic                                   $ 13,400         13,392
                                         Federal Home Loan Mortgage Corp.                  14,000         13,998
                                         Merita North                                      22,000         21,991
                                         Other                                             20,500         20,485
                                         ---------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--11.2%
                                         (Cost: $69,866)                                                  69,866
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENT PORTFOLIO--100%
                                         (Cost: $593,012)                                               $622,690
                                         ---------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

At October 31, 1998, the fund's portfolio of investments had the following industry diversification (dollars in thousands):


--------------------------------------------------------------------------------------
                                                                 VALUE        %
--------------------------------------------------------------------------------------
Consumer Cyclicals                                              $ 95,820     15.3
--------------------------------------------------------------------------------------
Communications                                                    84,946     13.6
--------------------------------------------------------------------------------------
Consumer Staples                                                  84,626     13.6
--------------------------------------------------------------------------------------
Health Care                                                       67,854     10.9
--------------------------------------------------------------------------------------
Finance                                                           66,465     10.7
--------------------------------------------------------------------------------------
Basic Industries                                                  46,878      7.5
--------------------------------------------------------------------------------------
Utilities                                                         40,965      6.6
--------------------------------------------------------------------------------------
Technology                                                        27,874      4.5
--------------------------------------------------------------------------------------
Energy                                                            14,100      2.3
--------------------------------------------------------------------------------------
Capital Goods                                                     14,064      2.3
--------------------------------------------------------------------------------------
Transportation                                                     9,232      1.5
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              552,824     88.8
--------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                          69,866     11.2
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $622,690    100.0
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $2,096,000 (.35% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $3,434,000. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $593,012,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $65,550,000, the gross unrealized depreciation was $35,872,000 and the net unrealized appreciation on investments was $29,678,000.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERNATIONAL FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $593,012)                                                $622,690
------------------------------------------------------------------------
Cash                                                                 130
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 8,768
------------------------------------------------------------------------
  Fund shares sold                                                 3,309
------------------------------------------------------------------------
  Dividends                                                          478
------------------------------------------------------------------------
    TOTAL ASSETS                                                 635,375
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           26,695
------------------------------------------------------------------------
  Fund shares redeemed                                             2,671
------------------------------------------------------------------------
  Management fee                                                     320
------------------------------------------------------------------------
  Distribution services fee                                           92
------------------------------------------------------------------------
  Administrative services fee                                        100
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             786
------------------------------------------------------------------------
  Trustees' fees                                                      27
------------------------------------------------------------------------
    Total liabilities                                             30,691
------------------------------------------------------------------------
NET ASSETS                                                      $604,684
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $487,309
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             87,612
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 29,763
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $604,684
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($424,431 / 35,064 shares outstanding)                          $12.10
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $12.84
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($137,224 / 11,529 shares outstanding)                          $11.90
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($26,337 / 2,212 shares outstanding)                            $11.91
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($16,692 / 1,373 shares outstanding)                            $12.16
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $ 10,798
------------------------------------------------------------------------
  Interest                                                         2,916
------------------------------------------------------------------------
                                                                  13,714
------------------------------------------------------------------------
  Less foreign taxes withheld                                      1,351
------------------------------------------------------------------------
    Total investment income                                       12,363
------------------------------------------------------------------------
Expenses:
  Management fee                                                   4,612
------------------------------------------------------------------------
  Administrative services fee                                      1,424
------------------------------------------------------------------------
  Distribution services fee                                        1,289
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           4,110
------------------------------------------------------------------------
  Professional fees                                                  108
------------------------------------------------------------------------
  Reports to shareholders                                            250
------------------------------------------------------------------------
  Trustees' fees and other                                           108
------------------------------------------------------------------------
    Total expenses                                                11,901
------------------------------------------------------------------------
NET INVESTMENT INCOME                                                462
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                           88,163
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   (74,800)
------------------------------------------------------------------------
Net gain on investments                                           13,363
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 13,825
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                              YEAR ENDED OCTOBER 31,
                                                               1998            1997
-------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------
  Net investment income (loss)                               $    462          (1,231)
-------------------------------------------------------------------------------------
  Net realized gain                                            88,163          29,101
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation                       (74,800)         37,579
-------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           13,825          65,449
-------------------------------------------------------------------------------------
Net equalization charges                                           --            (309)
-------------------------------------------------------------------------------------
  Distribution from net investment income                      (2,673)         (4,092)
-------------------------------------------------------------------------------------
  Distribution from net realized gain                         (25,096)        (27,136)
-------------------------------------------------------------------------------------
Total dividends to shareholders                               (27,769)        (31,228)
-------------------------------------------------------------------------------------
Net increase from capital share transactions                   30,559          81,914
-------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   16,615         115,826
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------
Beginning of year                                             588,069         472,243
-------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $2,725 for the year ended October 31, 1997)               $604,684         588,069
-------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper International Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through October 31, 1997 by $2,011,000.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $4,612,000 for the year ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved of the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                         COMMISSIONS     COMMISSIONS
                                                                         RETAINED BY    ALLOWED BY KDI
                                                                             KDI           TO FIRMS
                                                                         -----------    --------------
                             Year ended October 31, 1998                  $105,000         887,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES       COMMISSIONS AND
                                                                      AND CDSC         DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI        BY KDI TO FIRMS
                                                                  -----------------    ----------------------
                             Year ended October 31, 1998             $1,572,000              1,483,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and

NOTES TO FINANCIAL STATEMENTS

                             pays these firms based on assets of fund accounts the firms service. Administrative services fees
                             (ASF) paid are as follows:

                                                                     ASF PAID BY THE    ASF PAID BY KDI
                                                                       FUND TO KDI         TO FIRMS
                                                                     ---------------    ---------------
                             Year ended October 31, 1998               $1,424,000          1,438,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $2,432,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended October 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $33,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $681,795

                             Proceeds from sales                         657,925

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                       YEAR ENDED OCTOBER 31,
                                                               1998                               1997
                                                    ---------------------------         -------------------------
                                                    SHARES            AMOUNT            SHARES           AMOUNT
                              ------------------------------------------------------------------------------------
                              SHARES SOLD
                              ------------------------------------------------------------------------------------
                              Class A                99,055         $ 1,307,871          14,874         $ 187,364
                             ------------------------------------------------------------------------------------
                              Class B                 6,108              79,630           8,424           106,475
                             ------------------------------------------------------------------------------------
                              Class C                 6,453              83,701           1,156            14,610
                             ------------------------------------------------------------------------------------
                              Class I                   837              11,244           1,171            14,846
                             ------------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              ------------------------------------------------------------------------------------
                              Class A                 1,539              18,354           2,001            22,720
                             ------------------------------------------------------------------------------------
                              Class B                   504               5,970             509             5,790
                             ------------------------------------------------------------------------------------
                              Class C                    57                 669              42               481
                             ------------------------------------------------------------------------------------
                              Class I                    81                 964             101             1,173
                             ------------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ------------------------------------------------------------------------------------
                             Class A               (98,869)         (1,319,184)        (14,522)         (184,532)
                             ------------------------------------------------------------------------------------
                              Class B                (5,480)            (71,226)         (5,205)          (66,707)
                             ------------------------------------------------------------------------------------
                              Class C                (5,630)            (73,743)           (486)           (6,267)
                             ------------------------------------------------------------------------------------
                              Class I                (1,023)            (13,696)         (1,094)          (14,039)
                             ------------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ------------------------------------------------------------------------------------
                             Class A                 1,040              13,786             433             5,529
                             ------------------------------------------------------------------------------------
                              Class B                (1,053)            (13,781)           (438)           (5,529)
                             ------------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS            $    30,559                         $  81,914
                             ------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -------------------------------------------
                                                                      CLASS A
                                                    -------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------
                                                     1998    1997    1996    1995    1994
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $12.68   11.96   10.59   11.13   10.56
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .04      --     .04     .07      --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .01    1.52    1.50     .05     .86
-----------------------------------------------------------------------------------------------
Total from investment operations                       .05    1.52    1.54     .12     .86
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .08     .12     .12      --      --
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .55     .68     .05     .66     .29
-----------------------------------------------------------------------------------------------
Total dividends                                        .63     .80     .17     .66     .29
-----------------------------------------------------------------------------------------------
Net asset value, end of year                        $12.10   12.68   11.96   10.59   11.13
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                           .45%  13.49   14.70    1.69    8.32
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                              1.64%   1.57    1.64    1.57    1.54
-----------------------------------------------------------------------------------------------
Net investment income                                  .36%    .16     .34     .83     .02
-----------------------------------------------------------------------------------------------

                                                    -------------------------------------------
                                                                      CLASS B
                                                    -------------------------------------------
                                                        YEAR ENDED OCTOBER 31,        MAY 31 TO
                                                    ------------------------------   OCTOBER 31,
                                                     1998    1997    1996    1995       1994
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.50   11.81   10.46   11.09      10.58
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.08)   (.12)   (.06)   (.02)      (.04)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .03    1.51    1.47     .05        .55
------------------------------------------------------------------------------------------------
Total from investment operations                      (.05)   1.39    1.41     .03        .51
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --     .02     .01      --         --
------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .55     .68     .05     .66         --
------------------------------------------------------------------------------------------------
Total dividends                                        .55     .70     .06     .66         --
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.90   12.50   11.81   10.46      11.09
------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         (.37)% 12.32   13.59     .84       4.82
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                              2.62%   2.57    2.53    2.50       2.58
------------------------------------------------------------------------------------------------
Net investment loss                                   (.62)%  (.84)   (.55)   (.10)      (.97)
------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    --------------------------------------------
                                                                      CLASS C
                                                    --------------------------------------------
                                                        YEAR ENDED OCTOBER 31,        MAY 31 TO
                                                    ------------------------------   OCTOBER 31,
                                                     1998    1997    1996    1995       1994
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.51   11.81   10.46   11.09      10.58
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.08)   (.09)   (.06)   (.02)      (.04)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .03    1.49    1.47     .05        .55
------------------------------------------------------------------------------------------------
Total from investment operations                      (.05)   1.40    1.41     .03        .51
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --     .02     .01      --         --
------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .55     .68     .05     .66         --
------------------------------------------------------------------------------------------------
Total dividends                                        .55     .70     .06     .66         --
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.91   12.51   11.81   10.46      11.09
------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         (.37)% 12.45   13.59     .84       4.82
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                              2.55%   2.49    2.50    2.50       2.52
------------------------------------------------------------------------------------------------
Net investment loss                                   (.55)%  (.76)   (.52)   (.10)      (.91)
------------------------------------------------------------------------------------------------

                                                    ------------------------------------
                                                                  CLASS I
                                                    ------------------------------------
                                                    YEAR ENDED OCTOBER 31,    JULY 3 TO
                                                    ----------------------   OCTOBER 31,
                                                     1998    1997    1996       1995
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period                $12.72   11.99   10.61      10.09
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .11     .07     .10        .04
----------------------------------------------------------------------------------------
  Net realized and unrealized gain                     .03    1.53    1.48        .48
----------------------------------------------------------------------------------------
Total from investment operations                       .14    1.60    1.58        .52
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .15     .19     .15         --
----------------------------------------------------------------------------------------
  Distribution from net realized gain                  .55     .68     .05         --
----------------------------------------------------------------------------------------
Total dividends                                        .70     .87     .20         --
----------------------------------------------------------------------------------------
Net asset value, end of period                      $12.16   12.72   11.99      10.61
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         1.18%  14.19   15.19       5.15
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                              1.00%   1.04    1.10        .85
----------------------------------------------------------------------------------------
Net investment income                                 1.00%    .69     .88       1.32
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------
                                                       1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)             $604,684   588,069   472,243   364,708   418,282
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   105%       76       104       114       103
----------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.

FINANCIAL HIGHLIGHTS

  TAX INFORMATION

The fund paid a distribution of $.55 per share from net long-term capital gains during the year ended October 31, 1998, of which 56% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the fund designates $88,776,000, as capital gain dividends for the year ended October 31, 1998, of which 100% represent 20% rate gains.

The fund paid foreign taxes of $1,351,000 and earned $10,626,000 of foreign source income during the year ended October 31, 1998. Pursuant to Section 853 of the Internal Revenue Code, the fund designates $.0179 per share as foreign taxes paid and $.0954 per share as income earned from foreign sources for the year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

                                                                           NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                      OFFICERS

DANIEL PIERCE                 MARK S. CASADY               MAUREEN E. KANE
Chairman and Trustee          President                    Assistant Secretary

DAVID W. BELIN                PHILIP J. COLLORA            CAROLINE PEARSON
Trustee                       Vice President and           Assistant Secretary
                              Secretary
LEWIS A. BURNHAM                                           ELIZABETH C. WERTH
Trustee                       JOHN R. HEBBLE               Assistant Secretary
                              Treasurer
                                                           BRENDA LYONS
DONALD L. DUNAWAY             THOMAS W. LITTAUER           Assistant Treasurer
Trustee                       Vice President

ROBERT B. HOFFMAN             ANN M. MCCREARY
Trustee                       Vice President

DONALD R. JONES               KATHRYN L. QUIRK
Trustee                       Vice President

SHIRLEY D. PETERSON           STEVEN H. REYNOLDS
Trustee                       Vice President

WILLIAM P. SOMMERS            LINDA J. WONDRACK
Trustee                       Vice President

EDMOND D. VILLANI
Trustee

---------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
---------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
---------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
---------------------------------------------------------------------------
FOREIGN CUSTODIAN                     THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
---------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
---------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, I
                                      www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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KIF - 2(12/98) 1061650